SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2004
                                                           -------------


                                   CharterMac
                                   ----------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


            1-13237                                   13-3949418
    (Commission File Number)              (IRS Employer Identification Number)


                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (212) 317-5700
                                                           --------------


                                 Not Applicable
                -----------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report

Item 5.  Other Events and Regulation FD Disclosure
         -----------------------------------------

CharterMac (the "Company") announced today in a press release that its subsidiary, CM Investor LLC ("CM Investor"), has provided a $72 million interim loan (the "Interim Loan") to Chicago-based Capri Capital Limited Partnership ("CCLP") and committed to make an additional $12 million advance to CCLP. Pending the required regulatory approval, the completion of due diligence, and the negotiation and execution of additional documents and agreements with CCLP, CharterMac anticipates that the loan would be the first step in CM Investor's subsequent acquisition of 100% of CCLP's mortgage banking affiliate, Capri Capital Finance, and the formation of a strategic alliance with Capri Capital Advisors, CCLP's pension fund advisory affiliate.

Attached hereto as Exhibit 99.1, 99.2, 99.3 and 99.4, respectively, is (i) the press release issued by the Company on July 19, 2004; (ii) the Transaction Agreement dated as of July 15, 2004, among Capri Capital Limited Partnership, Capri Acquisitions, Inc. and Capri Holdings, LLC and CM Investor LLC; (iii) the Amended and Restated Credit Agreement among Capri Capital Limited Partnership, Capri Acquisition, Inc. and CM Investor LLC, and (iv) the Letter of Intent among Daryl J. Carter, Quintin E. Primo III and Brian C. Fargo.

This Current Report on Form 8-K and the Press Release contain forward looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of CharterMac to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such forward looking statements speak only as of the date of this Current Report on Form 8-K or the Press Release, as the case may be. CharterMac expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein or in the Press Release to reflect any change in CharterMac's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a).  Financial Statements
      --------------------

      Not Applicable

(b).  Pro Forma Financial Information
      -------------------------------

      Not Applicable

(c).  Exhibits
      --------

      99.1 Press Release issued by the Company on July 19, 2004.

      99.2 Transaction Agreement dated as of July 15, 2004, among Capri Capital Limited Partnership; Capri Acquisitions, Inc. and Capri Holdings, LLC and CM Investor LLC.

      99.3 Amended and Restated Credit Agreement among Capri Capital Limited Partnership, Capri Acquisition, Inc. and CM Investor LLC.

      99.4 Letter of Intent among Daryl J. Carter, Quintin E. Primo III and Brian C. Fargo.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               CharterMac
                               (Registrant)



                               BY:  /s/  Stuart J. Boesky
                                    ---------------------
                                    Stuart J. Boesky
                                    Chief Executive Officer


      July 19, 2004